Post-retirement benefits - Summary of total amount recognised in other comprehensive income before tax (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure of net defined benefit liability (asset) [Abstract]
Actuarial losses to equity accounted units	$ (855)	$ (1,120)	$ 548
Return on assets (net of interest on assets)	894	1,031	79
Loss on application of asset ceiling	(33)	(1)	(8)
Actuarial gains/(losses) on post-retirement benefit plans	$ 6	$ (90)	$ 619